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                          Supplement dated July 6, 1998
                                       to
                        Prospectuses dated August 1, 1997
                    as Supplemented through September 1, 1997
                                       of
         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.


         The Prospectuses dated August 1, 1997, as supplemented through September 1, 1997, of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") are amended and supplemented by the following:

         On June 30, 1998, the Board of Directors of the Fund voted to terminate the offering of the Fund's shares and instructed the officers of the Fund to take all steps necessary to completely liquidate the Fund's assets and distribute the proceeds to the Fund's shareholders. Accordingly, effective immediately, no orders for share purchases are being accepted. Upon liquidation of the Fund's assets (and subject to appropriate reserves for liquidation or other expenses) shareholders who have not theretofore redeemed their shares will receive a liquidating distribution based on the Fund's then net asset value per share. Any income earned or gain realized during the course of the liquidation will be proportionately allocable to shareholders as of Tuesday, July 28, 1998.